Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.9424%


        Excess Protection Level
          3 Month Average   4.78%
            October, 1997   5.22%
            September, 1997   4.69%
            August, 1997   4.45%


        Cash Yield                                  18.37%


        Investor Charge Offs                         4.61%


        Base Rate                                    8.54%


        Over 35 Day Delinquency                      4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$575,000,000.00


        Seller Participation Amount
$4,401,496,533.34